 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 13, 2016

ELECTROMED, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	001-34839	41-1732920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Sixth Avenue NW

New Prague, MN 56071

(Address of Principal Executive Offices)(Zip Code)

(952) 758-9299

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 13, 2016, Electromed, Inc. (the “Company”) renewed its $2,500,000 revolving line of credit with Venture Bank pursuant to a Business Loan Agreement (Asset Based), Rider to Business Loan Agreement (Asset Based) and Change in Terms Agreement (collectively, the “Renewal Documents”). The Renewal Documents provide that the line of credit will be extended for an additional year and mature on December 18, 2017. Upon effectiveness of the renewal on December 18, 2016, interest on borrowings on the line of credit will continue to accrue at the prime rate, with no interest rate floor, and will remain payable monthly. The amount eligible for borrowing on the line of credit will remain limited to the lesser of $2,500,000 or 57.00% of eligible accounts receivable. Payment obligations under the line of credit also will remain secured by a security interest in substantially all of the tangible and intangible assets of the Company.

The foregoing description of the line of credit, as renewed, is qualified by reference to the text of the Renewal Documents, copies of which are attached as Exhibits 10.1, 10.2, and 10.3 and incorporated herein by reference.

Additionally, on December 13, 2016, the Company refinanced its outstanding term loan with Venture Bank (the “Term Loan”) pursuant to a Business Loan Agreement, Change in Terms Agreement and related Rider to Business Loan Agreement (collectively, the “Term Loan Documents”). The Change in Terms Agreement provides that the interest rate on the Term Loan will be reduced from 5.00% to 3.88% effective on December 18, 2016. The Term Loan will have an outstanding principal balance of $1,178,391 as of December 18, 2016, and will mature of December 18, 2018. The Term Loan will require monthly payments of principal and interest of approximately $7,932 and a final payment of principal and interest of approximately $1,084,893 due on the maturity date. If the Term Loan is prepaid prior to June 20, 2018, a prepayment penalty is payable by the Company. Payment obligations under the Term Loan will remain secured by a mortgage on the Company’s real property.

The foregoing description of the Term Loan, as refinanced, is qualified by reference to the text of the Term Loan Documents, copies of which are attached as Exhibits 10.4, 10.5 and 10.6 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in response to Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

10.1	Business Loan Agreement (Asset Based) with Venture Bank, dated December 18, 2016.

10.2	Rider to Business Loan Agreement (Asset Based) with Venture Bank, dated December 18, 2016.

10.3	Change in Terms Agreement with Venture Bank, dated December 18, 2016.

10.4	Business Loan Agreement with Venture Bank, dated December 18, 2016.

10.5	Rider to Business Loan Agreement with Venture Bank, dated December 18, 2016.

10.6	Change in Terms Agreement with Venture Bank, dated December 18, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTROMED, INC.

Date: December 16, 2016	By: /s/ Jeremy T. Brock
	Name:	Jeremy T. Brock
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description	Method of Filing
10.1	Business Loan Agreement (Asset Based) with Venture Bank, dated December 18, 2016.	Filed Electronically

10.2	Rider to Business Loan Agreement (Asset Based) with Venture Bank, dated December 18, 2016.	Filed Electronically

10.3	Change in Terms Agreement with Venture Bank, dated December 18, 2016.	Filed Electronically

10.4	Business Loan Agreement with Venture Bank, dated December 18, 2016.	Filed Electronically

10.5	Rider to Business Loan Agreement with Venture Bank, dated December 18, 2016.	Filed Electronically

10.6	Change in Terms Agreement with Venture Bank, dated December 18, 2016.	Filed Electronically